UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                  June 30, 1999


                                 OMI Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)



                              The Marshall Islands
                              --------------------
                (State of or other jurisdiction or incorporation)

                 001-14135                    52-2098714
               (Commission File             (I.R.S. Employer
                    Number)               Identification Number)

           One Station Place                     06902
              Stamford, CT                     (Zip Code)
         Attention: Secretary
                    (Address of Principal Executive Offices)

                                 (203) 602-6700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets
          Not Applicable.

Item 3.   Bankruptcy or Receivership
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not Applicable.

Item 5.   Other Events

          (a) The attached Press Release of OMI Corporation dated June 30, 1999, is incorporated by reference herein.

Item 6.   Resignation of Registrant's Directors
          Not Applicable.

Item 7.   Financial Statements and Exhibits

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits.

          Exhibit 99   Press Release of  OMI Corporation,  dated as of  June 30,
                       1999.

Item 8.   Change in Fiscal Year.
          Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S
          Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OMI CORPORATION


                                              By /s/ Fredric S. London
                                                --------------------------------
                                                Name:  Fredric S. London
                                                Title:



Dated:  July 1, 1999